UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-10 Union St. 2nd Floor Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 799-0380

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On July 15, 2022, Planet Green Holdings Corp. (the “Company”) and Hubei Bulaisi Technology Co., Ltd. (the “Subsidiary”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Xianning Xiangtian Energy Holdings Group Co., Ltd. (“Target”), and the shareholder of the Target (the “Seller”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Subsidiary agreed to effect an acquisition of the Target by acquiring from the Seller 30% equity interest of the Target (the “Acquisition”). The Target is a company that holds LNG production facilities through its subsidiary, and owns other assets.

Pursuant to the Share Exchange Agreement, in exchange for the acquisition of the 30% equity interest of the Target, the Company will issue an aggregate of 12,000,000 shares of common stock, par value $0.001 per share, of the Company (the “Exchange Shares”) to the Seller.

The Share Exchange Agreement contains customary representations and warranties made by the Company, on the one hand, and the Target and the Seller on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the issuance of the securities in the Acquisition is incorporated herein by reference. The issuance of the securities was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On July 15, 2022, the Company issued a press release announcing the Acquisition. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities, nor shall it be deeded to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Share Exchange Agreement, dated as of July 15, 2022, by and among Planet Green Holdings Corp., Hubei Bulaisi Technology Co., Ltd., Xianning Xiangtian Energy Holding Group Co., Ltd. and the seller named therein.
99.1	Press Release, dated July 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 18, 2022	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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